SUBSCRIPTION AGREEMENT

WELUND FUND, INC.

These securities have not been registered with the U.S. Securities and Exchange Commission (the
“SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), and are being offered in reliance on exemptions from registration provided in Section 4(2) of the
Securities Act and Rule 506 of Regulation D promulgated thereunder and preemption from the registration or qualification requirements (other than notice filing and fee provisions) of applicable state laws under the National Securities Markets Improvement Act of 1996.
______________________________

This Agreement dated as of August 9, 2006 shall constitute the irrevocable offer of the undersigned to purchase securities of Welund Fund, Inc. (the “Company”), subject to the terms and conditions set forth in this Agreement. On execution by both parties, this Agreement shall become a bilateral agreement binding on both the undersigned and the Company. Each part of this Agreement must be completed by the undersigned and, by execution below, the undersigned acknowledges that the undersigned understands that the Company is relying on the accuracy and completeness hereof in complying with the obligations under applicable securities laws.

On the foregoing, it is hereby agreed as follows:

1.    Subscription. The undersigned hereby irrevocably subscribes for the purchase of shares of Common Stock at the purchase price of $0.11 per share (the “Securities) in the Company, all as more particularly set forth in the signature box below. The undersigned is tendering to the Company:

(a)	an executed original Subscription Agreement;

(b)	payment in full of the subscription amount;

(c)	an executed original Registration Rights Agreement; and

2.    General Representations of Subscriber. The undersigned hereby represents and warrants as follows:

(a)     The undersigned is over the age of 21 years;

(b)     The undersigned is an “accredited investor” as defined under Rule 501 of Regulation D promulgated under the Securities Act.

(c)    The undersigned acknowledges that neither the SEC nor the securities commission of any state or other federal agency has made any determination as to the merits of purchasing the Securities.

(d)    The undersigned understands the risks associated with initiating a new business enterprise with limited capitalization in a highly competitive business environment.

(e)    The undersigned acknowledges that an investment in the Company involves a high degree of risk. The undersigned acknowledges that no representations or warranties have been made to him or her, or to his or her advisors, by the Company, or by any person acting on behalf of the Company, with respect to the business of the Company or any other aspects or consequences of the purchase of the Securities and/or an investment in the Company.

(f)   The undersigned, either alone or with the assistance of one or more advisers selected and engaged by him or her, has such knowledge and experience in business and financial matters that he or she is capable of evaluating the Company and the risks and merits of an investment in the Company.

(g)   The undersigned has been provided with all materials and information requested by the undersigned or his or her representatives, including any information requested to verify any information furnished, and the undersigned has been provided the opportunity for direct communication with the Company and its representatives regarding the purchase made hereby, including the opportunity to ask questions of and receive answers from executive officers and directors of the Company.

(h)   All information that the undersigned has provided to the Company or its agents or representatives concerning the undersigned’s suitability to invest in the Company is complete, accurate, and correct as of the date of the signature on the last page of this Agreement. Such information includes, but is not limited to, information concerning the undersigned’s personal financial affairs, business position, and the knowledge and experience of the undersigned and the undersigned’s advisers.

(i)    The undersigned has no present intention of selling any of the Securities or the rights under this Agreement with others or of reselling or otherwise disposing of all or any portion of the Securities, either currently or after the passage of a fixed or determinable period of time, or on the occurrence or nonoccurrence of any predetermined event or circumstance.

(j)    The undersigned was at no time solicited by any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicitation in connection with the offer, sale, or purchase of the Securities through this Agreement.

(k)   The undersigned has adequate means of providing for his or her current needs and possible personal contingencies and has no need now, and anticipates no need in the foreseeable future, to sell any of the Securities for which the undersigned hereby subscribes. The undersigned is able to bear the economic risks of this investment, and, consequently, without limiting the generality of the foregoing, is able to hold the Securities for an indefinite period of time, and has a sufficient net worth to sustain a loss of the entire investment, in the event such loss should occur.

(l)    The undersigned is a resident of the state identified below the undersigned’s signature to this Agreement.

(m)    The undersigned acknowledges that this Agreement may be accepted or rejected in whole or in part by the Company and that, to the extent the subscription may be rejected, the accompanying subscription payment will be refunded without payment of interest and without deduction of expenses.

3.    Representations Regarding Exemptions and Restrictions on Transfer.

(a)   In connection with the acquisition by the undersigned of the Securities, the undersigned represents that the Securities are being acquired without a view to, or for, resale in connection with any distribution of such Securities or any interest therein without registration or other compliance under the Securities Act and that the undersigned has no direct or indirect participation in any such undertaking or in the underwriting of such an undertaking.

(b)   The undersigned acknowledges that the Securities must be held and may not be sold, transferred, or otherwise disposed of for value unless subsequently registered under the Securities Act or an exemption from such registration is available; the Company is under no obligation to register the Securities under the Securities Act or under Section 12 of the Securities Exchange Act of 1934, as amended, except as expressly agreed to in writing by the Company; if Rule 144 is available, and no assurance is given that it will be, initially only routine sales of such Securities in limited amounts can be made in reliance on Rule 144 in accordance with the terms and conditions of that rule; the Company is under no obligation to the undersigned to make Rule 144 available, except as may be expressly agreed to by it in writing; in the event Rule 144 is not available, compliance with Regulation A or some other exemption may be required before the undersigned can sell, transfer, or otherwise dispose of such Securities without registration under the Securities Act; the Company’s registrar and transfer agent will maintain a stop transfer order against the registration of transfer of the Securities; and the certificate representing the Securities will bear a legend so restricting the sale of such Securities.

(c)   The undersigned understands that the Securities have not been registered, but are being acquired by reason of a specific exemption under the Securities Act, as well as under certain state statutes for transactions by an issuer not involving any public offering, and that any disposition of the Securities may, under certain circumstances, be inconsistent with this exemption and may make the undersigned an “underwriter” within the meaning of the Securities Act.

(d)   The undersigned understands that (i) after one year from the later of the date the Securities are acquired from the Company or an affiliate of the Company and the full purchase price or other consideration is paid, all as calculated in accordance with Rule 144(d), sales of the Securities in reliance on Rule 144 can only be made in limited amounts in accordance with the terms and conditions of that rule; (ii) after two years from the date the Securities are fully paid for, as calculated in accordance with Rule 144(d), Securities can generally be sold without meeting these conditions provided the holder is not (and has not been for the preceding three months) an affiliate of the Company; (iii) the Company may refuse to register transfer of the Securities in the absence of compliance with Rule 144 unless the undersigned furnishes the Company with a “no-action” or interpretative letter from the SEC or an opinion of counsel reasonably acceptable to the Company stating that the transfer is proper; further, unless such letter or opinion states that the Securities are free of any restrictions under the Securities Act, the Company may refuse to transfer the Securities to any transferee who does not furnish in writing to the Company the same representations and agree to the same conditions with respect to such Securities as are set forth herein; and (iv) the Company may also refuse to transfer the Securities if any circumstances are present reasonably indicating that the transferee’s representations are not accurate.

(e)   The undersigned understands that the resale of the Securities must be effected in reliance on exemptions from registration under the Securities Act and applicable state securities laws. The undersigned understands that such an exemption may not be available and, in such case, he or she would not be able to resell the Securities held.

4.    Indemnity. The undersigned hereby agrees to indemnify the Company, its controlling persons, persons who participated in the preparation of the Offering Information, and any person participating in the offering and to hold them harmless from and against any and all liability, damage, cost, or expense (including, but not limited to, reasonable attorneys’ fees) incurred on account of or arising out of:

(a)   any inaccuracy in his or her declarations, representations, and warranties set forth herein or made by the undersigned to the Company in connection with his or her subscription;

(b)   the disposition of any of the Securities that he or she will receive, contrary to his or her declarations, representations, and warranties set forth herein; and

(c)   any action, suit, or proceeding based on (i) the claim that said declarations, representations, or warranties made by the undersigned were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company, (ii) the disposition of any of the Securities or any part thereof contrary to the terms hereof, or (iii) the breach by the undersigned of any part of this Agreement.

5.    Setoff. Notwithstanding the provisions of the last preceding section or the enforceability thereof, the undersigned hereby grants to the Company the right to setoff against any amounts payable by the Company to the undersigned, for whatever reason, of any and all damages, costs, or expenses (including, but not limited to, reasonable attorneys’ fees) that are incurred on account of or arising out of any of the items referred to in clauses (a) through (c) of the last preceding section.

6.    Registration Rights. The Company agrees to file a registration statement with respect to the Securities with the Securities and Exchange Commmission in accordance with the terms and conditions set forth in the Registration Rights Agreement which is attached as Exhibit A to this Subscription Agreement. Purchasers of Securitites hereunder will be required to execute and submit an original Registration Rights Agreement to the Company along with this Subscription Agreement.

7.    Miscellaneous. The undersigned further understands, acknowledges, and agrees that:

(a)   This Agreement is registered in the name of the undersigned on the books of the Company at its principal offices, and no transfer hereof shall be valid and binding on the Company unless made at such offices by the registered holder or his or her attorney-in-fact duly authorized in writing. The Company may deem and treat the person in whose name this Agreement is registered as the absolute owner hereof for the purpose of receiving any Securities issuable pursuant hereto and for all other purposes.

(b)   This Agreement shall be construed in accordance with and governed by the laws of the state of Nevada.

(c)   This Agreement constitutes the entire agreement between the parties respecting the subject matter hereof.

(d)   Notwithstanding any of the representations, warranties, acknowledgments, or agreements made herein by the undersigned, the undersigned does not waive any rights granted to the undersigned under federal or state securities laws.

(e)   This Agreement does not entitle the undersigned to any rights as a holder of the Company’s common stock with respect to any Securities purchasable hereunder that have not been fully paid for.

The Company will notify the subscriber of the acceptance of this subscription by returning a copy of this Agreement properly executed by the Company below indicating such acceptance.

Number of Units
United States Dollar amount per Unit		$0.11

Total amount payable for Units	$

Subscriber:

Full Name of Person or Entity	Date

Signature of Person or Entity Authorized	Title of Authorized Representative Representative Signing for Entity

Number and Street	Signature of Joint Subscriber, If Any

City, State and Zip	Tax Identification or Social Security Number

Business Address (number and street)	Daytime telephone number

City, State and Zip	Facsimile telephone number

E-mail address	Cellular telephone number

ACCEPTANCE OF SUBSCRIPTION

The foregoing subscription is hereby accepted this ____ day of _______________________, 2006.

WELUND FUND, INC.

By
Duly authorized officer